EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daxor Corporation (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date thereof (the "Report"), I, Stephen Feldschuh, Vice President of Operations and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                                /s/ Stephen Feldschuh
                                                ----------------------
                                                Stephen Feldschuh
                                                Vice President of Operations and
                                                Chief Financial Officer
                                                November 21, 2005


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